UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 22, 2006
Date of Report (Date of earliest event reported)

QUANTUM ENERGY INC.
(Exact name of registrant as specified in its charter)

NEVADA	98-0428608
(State or other jurisdiction of incorporation or	(I.R.S. Employer Identification No.)
organization)

1453 Johnston Road #71524
White Rock, British Columbia	V5J 2G8
(Address of principal executive offices)	(Zip Code)

604-592-3577
Issuer's telephone number

Boomers’ Cultural Development, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[           ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[           ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[           ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[           ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.03    AMENDMENTS TO ARTICLES OF INCORPORATION

On May 22, 2006, the Company filed an amendment to its articles of incorporation, changing the name of the Corporation from Boomers’ Cultural Development Inc. to Quantum Energy Inc. The Nevada Secretary of State approved the name change of the Corporation on May 24, 2006.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of business acquired. Not applicable.

(b)	Pro Forma Financials statements. Not applicable.

(c)	Exhibits. Not applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM ENERGY INC.

Date: June 9, 2006	By:	/s/ Bruce Ellsworth
Bruce Ellsworth
Director